UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20552

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2008

WSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	26-1219088
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (301) 352-3120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Financial Information

On April 21, 2008, WSB Holdings, Inc., the parent company of Washington Savings Bank, F.S.B. (the “Bank”), issued a press release announcing results of operations for the Bank for the calendar quarter ending March 31, 2008.  The press release also announced that WSB Holdings became the parent company of the Bank as of January 3, 2008, and that a four-cent per share cash dividend and a special cash dividend of two cents will be paid on May 12, 2008 to stockholders of record as of May 1, 2008.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated April 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSB Holdings, Inc.
(Registrant)

/s/ Randall M. Robey
Randall M. Robey
Chief Financial Officer

Date: April 21, 2008

Exhibit Index

Press Release dated April 21, 2008